EX.99.906

EXHIBIT C
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         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
         ---------------------------------------------------------------

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Fremont Mutual Funds, Inc., does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Fremont Mutual Funds, Inc. for the year ended October 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fremont Mutual Funds, Inc. for the stated period.


/s/ Deborah L. Duncan                      /s/ James E. Klescewski
-------------------------------------      -------------------------------------
Deborah L. Duncan                          James E. Klescewski
President, Fremont Mutual Funds, Inc.      Treasurer, Fremont Mutual Funds, Inc.

Dated: December 30, 2003
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This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Fremont Mutual Funds, Inc. for purposes of the Securities Exchange Act of 1934.